Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Black Raven Energy, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2008 (the “Report”), the undersigned, Chief Executive Officer and President of the Company, hereby certify that, to the best of their knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by this report.

Date: April 2, 2010	/s/ Tom Riley
Tom Riley
Chief Executive Officer
(Principal Executive Officer)

/s/ William F. Hayworth
William F. Hayworth
President
(Principal Financial Officer)